1 Q3 2012 Earnings Review October 23, 2012 Exhibit 99.2 Sonic Automotive, Inc.

Sonic Automotive, Inc. 2
Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  These statements can generally be identified by lead-in words such as
“believe”, “expect”, “anticipate”, “intend”, “plan”, “foresee”, “may” , “will” and other similar words.
Statements that describe our Company’s objectives, plans or goals are also forward-looking statements.  Examples of such forward-looking information we may be discussing in this presentation include, without limitation, further implementation of our operational strategies and playbooks, future debt retirement, capital expenditures, operating margins and revenues, inventory levels and new vehicle industry sales volume.
You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  These risks and uncertainties include, among other things, (a) economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers and (d) new and pre-owned vehicle sales volume. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ending December
31, 2011 and our Form 10-Q for the quarter ended June 30, 2012.
These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation.  We undertake no obligation to update any such statements.

Sonic Automotive, Inc. 3 Sonic Automotive Q3 2012 o Quarter in Review o Financial Results o Operations Recap o Summary and Outlook

Sonic Automotive, Inc. 4
Overall Results
Revenue Growth – up 11.7%
New retail vehicle revenue up 20.2% - volume up 25.2% -
exceeds industry retail volume growth
Pre-owned gross up 7.1%
F&I revenue up 18.0%
Fixed Operations gross up 1.3% on one less selling day
(up 3.3% when adjusted for selling days)
SG&A at 77.6% - improvement of 30 bps versus PY Qtr.
Adjusted income from continuing operations of $23.1 million, up 14.9%
Q3 2012 adjusted diluted EPS from continuing operations was
$0.40 per share vs. $0.34 in prior year period – up 18%
* - Adjusted results exclude a pretax charge of $18.5M (after-tax of $11.3M), or $0.19 per diluted share  related to debt repurchase activity.

Sonic Automotive, Inc. 5
B/(W) than Q3 2011
(amounts in millions, except per share data)
Q3 2012 $ %
Revenue $  2,152 $ 226 12%
Gross Profit $ 308 $ 14 5%
Operating Profit $ 58 $ 3 5%
Interest & Other ($ 19) $ 3 12%
Continuing Ops:
Profit (after tax) $ 23 $  3 15%
Diluted EPS $ 0.40 $ 0.06 18%
SG&A as % of Gross 77.6% 30 bps
Discontinued Ops Profit (after tax) ($1.8) ($1.1)
* - Adjusted results exclude a pretax charge of $18.5M (after-tax of $11.3M), or $0.19 per diluted share  related to debt repurchase activity.
Adjusted Results *

Sonic Automotive, Inc. 30 bps Improvement from PY Qtr Tracking Lower than Full Year Target 6 Q3 2011 Q3 2012 YTD Q3 2012 TARGET 77.9% 77.6% 77.7% 78.0% SG&A to Gross

Sonic Automotive, Inc.
(amounts in millions)
YTD Q3
2012
Estimated
2012
Real Estate Acquisitions $ 4.8 $ 14.5
All Other Cap Ex 50.4 99.4
Subtotal $ 55.2 $ 113.9
Less: Mortgage Funding (10.7) (25.7)
Total Cash Used – Cap Ex $ 44.5 $ 88.2

Capital Spending

Sonic Automotive, Inc. 8
Compliant with all Covenants
Covenant
Actual Q3
2012
Liquidity Ratio >= 1.05 1.21
Fixed Charge Coverage Ratio >= 1.20 1.66
Total Lease Adjusted Leverage
Ratio
<= 5.50 4.01
Debt Covenants

9 $172.5M Convert $210M 9% Bond $210M 9% Bond $200M 7% Bond AFTER Maturity Profile 2013 2014 2015 2016 2017 2018 2022 2013 2015 2016 2017 2018 Sonic Automotive, Inc. BEFORE

Sonic Automotive, Inc.
Share Count Changes
(shares in thousands)
Weighting Basic 5% Notes Other Diluted
Weighted Average
Shares – 6/30/2012
52,593 10,535 378 63,506
Issue 4,075 Shares 67% 2,658 - - 2,658
Redeem 5% Notes (67%) - (7,001) - (7,001)
804 Share Repurchases
30% (243) (243)
Other 61 - 30 91
Weighted Average
Shares – 9/30/2012
55,069 3,534 408 59,011
Net Reduction in Dilution of
4.5M Shares
$116M of Share Repurchase
Authorization Remaining at
End of Q3 2012

New Vehicles

Includes
Fleet
(1)
(1) Source: JD Power
25.2%
21.3%
15.1%
Sonic - Retail Industry - Retail SAAR
Sonic Automotive, Inc.
Q3 2012 Q3 2011 B/(W)
Retail Revenue $1.2 billion $1.0 billion 20.2%
Retail Volume 33,737 26,955 25.2%
Selling Price $ 34,741 $ 36,166 (3.9%)
Gross Margin % 5.7% 6.7% (100 bps)
GPU $ 1,987 $ 2,429 ($442)
Retail Gross Profit $ 67 million $ 65 million 2.4%

Sonic Automotive, Inc.
Pre-Owned Retail Vehicles
Q3 2012 Q3 2011 B/(W)
Retail Volume 27,018 25,334 6.6%
Revenue $534 million $509 million 4.8%
Pre-Owned Related Gross* $ 81 million $ 76 million $ 5 million

* - Includes: pre-owned vehicle + reconditioning + F&I gross
Continue to make
progress toward
our goal of 100
per store per
month
Q3 2012 Q3 2011
87
82
Used Retail Sales Per Store

Sonic Automotive, Inc. 13
B/(W) than Q3
2011
(amounts in millions)
Q3 2012 $ %
Revenue $ 291 $ 4 1.3%
Gross Profit $ 142 $ 2 1.7%
Fixed Operations
Gross Up
3.3% when
adjusted for
one less
fixed ops
day
Sonic Automotive, Inc.
Q3 YOY Gross Profit Change Breakdown:
•
Customer Pay Up 1.1%
•
Whsl. Parts - flat
•
Internal & Sublet Up 9.7%
•
Warranty Down 2.7%

Sonic Automotive, Inc.
• Grow the Base Business
-
Developing Predictable - Repeatable - Sustainable Business Model
•
Playbooks - Uniform Best Practices
•
People - Culture of Customer-Centric Organization
•
Systems - Stable, Flexible and Secure Delivery Systems
•
Data - Use to Drive Business Decisions Throughout the Organization
-
Grow Through Knowledge in Core Competencies
• Own Our Properties
-
Create Value on the Balance Sheet
-
Lower Cost Option
• Improve Capital Structure
-
Buy Back Stock Opportunistically
-
Manage Debt Levels
-
Offer Dividend to Reward Shareholders
Predictable
Repeatable
Sustainable
Predictable
Repeatable
Sustainable
Strategic Focus
Strategic Focus

Summary and Outlook
Double-digit overall revenue growth
Anticipate Q4 retail GPU to improve from Q3 levels
Luxury mix of stores contributes to higher Q4 performance
Automotive retail industry outlook continues to remain
positive
Full year 2012 adjusted continuing operations diluted
earnings per share guidance of $1.65 -
$1.70 (1).
(1) - Excluded from this range are costs associated with retiring outstanding 5.0% Convertible Senior Notes due 2029 (“5% Notes”) and tax benefits related to the settlement of certain tax matters in the second and third quarters of 2012 which total a net charge of $0.16 per diluted share.
Sonic Automotive, Inc.

16 Sonic Automotive, Inc.

Sonic Automotive, Inc.
Reconciliation of Non-GAAP Financial Information

Three Months Ended September 30, Adjusted 2012 B/(W)
2012 2011
than Adjusted 2011
($ in millions, shares in
thousands, except per share data)
As
Reported Adjustments
As
Adjusted
As
Reported Adjustments
As
Adjusted $ %
Revenues 2,152.2 $      - $                         2,152.2 $      1,926.1 $      - $                         1,926.1 $      226.1 $                 11.7%
Gross profit 307.7            -                            307.7            293.4            -                            293.4            14.3                      4.9%
Gross margin 14.3% - 15.2% - 0 bps
SG&A (238.7)           -                            (238.7)           (228.6)           -                            (228.6)           (10.1)                     4.4%
SG&A as % of gross profit 77.6% - 77.9% - 0 bps
Impairment charges -                     -                            -                     (0.1)                -                            (0.1)                0.1                        (100.0%)
Depreciation and amortization (11.4)             -                            (11.4)             (10.1)             -                            (10.1)             (1.2)                       12.2%
Operating income 57.6              -                            57.6              54.6              -                            54.6              3.0                        5.5%
Operating margin 2.7% - 2.8% - 0 bps
Interest expense, floor plan (4.9)                -                            (4.9)                (4.2)                -                            (4.2)                (0.7)                       16.7%
Interest expense, other, net (15.7)             1.2                        (1) (14.5)             (16.9)             -                            (16.9)             2.4                        (14.2%)
Other income (expense), net (17.3)             17.3                      (2) 0.0                 (0.8)                -                            (0.8)                0.9                        (105.5%)
Income (loss) from continuing operations 11.8              11.3                      23.1              20.1              -                            20.1              3.0                        14.9%
Income (loss) from discontinued operations (1.8)                -                            (1.8)                (0.7)                -                            (0.7)                (1.1)                       153.2%
Net income (loss) 10.0 $           11.3 $                   21.3 $           19.4 $           - $                         19.4 $           1.9 $                     9.9%
Diluted earnings (loss) per common share:
Earnings (loss) per share
   from continuing operations
0.21 $           0.19 $                   0.40 $           0.34 $           - $                     0.34 $           0.06 $                   17.6%
Earnings (loss) per share from
   discontinued operations (0.03)             -                        (0.03)             (0.01)             -                        (0.01)             (0.02)                     200.0%
Earnings (loss) per common share 0.18 $           0.19 $                   0.37 $           0.33 $           - $                     0.33 $           0.04 $                   12.1%
Weighted average shares outstanding 59,011          59,011          65,517          65,517
(1) Represents double-carry interest in July 2012.
(2) Represents debt extinguishment charges related to the 5% Convertible Notes.

Sonic Automotive, Inc.
Reconciliation of Non-GAAP Financial Information
Three Months Ended September 30, 2012
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 11.8 $                55,069                   (1.8) $                 55,069                   10.0 $                55,069
Effect of dilutive securities:
Two class method (0.2)                    -                             -                       -                             (0.2)                    -
Contingently convertible debt 0.6                     3,534                     -                       3,534                     0.6                     3,534
Stock compensation plans -                       408                        -                       408                        -                       408
Reported diluted 12.2                   59,011                   0.21 $       (1.8)                    59,011                   (0.03) $     10.4                   59,011                   0.18 $
Adjustments (tax-effected):
Double-carry interest 0.7                     -                             -                       -                             0.7                     -
Debt extinguishment charges 10.6                   -                             -                       -                             10.6                   -
Subtotal 23.5                   59,011                   0.40 $       (1.8)                    59,011                   (0.03) $     21.7                   59,011                   0.37 $
Effect of dilutive securities:
Two class method (0.1)                    -                             -                       -                             (0.1)                    -
Adjusted diluted 23.4 $                59,011                   0.40 $       (1.8) $                 59,011                   (0.03) $     21.6 $                59,011                   0.37 $